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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 27, 2013

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-34482	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

            (b),(c) and (e). On February 27, 2013, Vornado Realty Trust (the “Company”) announced that Michael D. Fascitelli had resigned from his positions as President and Chief Executive Officer of the Company, effective April 15, 2013.  Mr. Fascitelli will remain as a member of the Company’s Board of Trustees.

            In connection with Mr. Fascitelli’s resignation, the Company and Mr. Fascitelli entered into an agreement, dated February 27, 2013 (the “Agreement”), and a mutual waiver and release (the “Waiver and Release”).  Except as provided in the Agreement, the Agreement and the Waiver and Release supersede Mr. Fascitelli’s employment agreement with the Company.  Reference is made to the copy of the Agreement and the Waiver and Release, which are filed as exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated into this Item 5.02 by reference

            Effective upon Mr. Fascitelli’s resignation, the Company’s Board of Trustees appointed Steven Roth, the Company’s Chairman, as the Company’s Chief Executive Officer.

            Item 9.01. Financial Statements and Exhibits.

(d)          Exhibits.

99.1     Agreement, dated February 27, 2013, between Michael D. Fascitelli and Vornado Realty Trust.

99.2     Waiver and Release, dated February 27, 2013, between Michael D. Fascitelli and Vornado Realty Trust.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:	Executive Vice President - Finance and Administration and Chief Financial Officer (duly authorized officer and principal financial and accounting officer)

Date: February 27, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:

Executive Vice President -
Finance and Administration and
Chief Financial Officer of Vornado Realty Trust,
sole general partner of Vornado Realty L.P.
(duly authorized officer and principal financial
and accounting officer)

Date: February 27, 2013

Exhibit Index

99.1     Letter Agreement, dated February 27, 2013, between Michael D. Fascitelli and Vornado Realty Trust.

99.2     Waiver and Release, dated February 27, 2013, between Michael D. Fascitelli and Vornado Realty Trust.

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